SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2002

NEXTCARD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-26019 (Commission File Number)	68-0384-606 (I.R.S. Employer Identification No.)

595 Market Street, Suite 1800, San Francisco, California 94105
(Address of Principal Executive Offices) (Zip Code)

(415) 836-9700
(Registrant’s Telephone Number, Including Area Code)

ITEM 9. Regulation FD Disclosure
SIGNATURES

ITEM 9. Regulation FD Disclosure

     NextCard, Inc. (NXCD) announced today that it has reduced its staff by approximately 170 persons (approximately 19% of the Company’s workforce). The reductions came from all areas of the Company’s operations.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTCARD, INC. (Registrant)

Date: January 29, 2002	/s/ Robert Linderman Robert Linderman General Counsel & Secretary

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